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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors
     Diametrics Medical, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.

                                         KPMG Peat Marwick LLP


Minneapolis, Minnesota

June 26, 1997